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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38958, 333-50159, 333-47601, 333-14895, and
333-70510) of Whitehall Jewellers, Inc. of our report dated March 4, 2003 (except for Note 21 as to which the date is April 29, 2003) relating to the financial statements and financials statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP


Chicago, Illinois

April 30, 2003.